UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2026

Kingfish Holding Corporation
(Exact name of registrant as specified in charter)

Delaware	000-52375	20-4838580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 62nd Street Circle East, Bradenton, Florida	34208
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 487-3653

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2026, Randall A. Moritz resigned from his role as the Chief Operating Officer of Kingfish Holding Corporation (the “Company”) due to medical reasons effective on that same date.

Also on July 14, 2026, the Board appointed Lisa Matthews as the Company’s new Chief Operating Officer and Operations Manager effective on that same date. Ms. Matthews, age 68, has served as a member of the Company’s Board of Directors (the “Board”) since February 2, 2026 and is the owner of Premier Property Concierge LLC, a premier property management service provider, founded in April 2020. Prior to that, Ms. Matthews served as chief operating officer from 2016 to 2019 for Beachside Management, a vacation rental company, and previously oversaw buyer operations at One Steel Recycling from 2000 to 2015. Ms. Matthews graduated from the University of North Florida in 1988 with a bachelor’s degree in business administration. Ms. Mathews has 15 years of extensive experience in the metal recycling industry, which provides her with a strong background in the Company’s industry.

As of the filing of this Current Report on Form 8-K, the Compensation Committee of the Board and the Board have not finalized Ms. Matthews’s compensation in connection with her appointment as Chief Operating Officer and Operations Manager. The Company will provide this information by filing an amendment to this Current Report on Form 8-K after the information is determined or becomes available.

There are no family relationships between Ms. Matthews and any other director or executive officer of the Company. Nor are there any transactions between Ms. Matthews or any member of her immediate family and the Company that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission. Further, there is no arrangement or understanding between Ms. Matthews and any other persons or entities pursuant to which she was appointed as an officer of the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGFISH HOLDING CORPORATION

Date: July 20, 2026	By:	/s/ Ted Sparling
Ted Sparling President and Chief Executive Officer

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